SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT
THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of April [___], 2020, is entered into by and among DBM GLOBAL INC., a Delaware corporation, formerly known as Schuff International, Inc. (“DBM Global”), the other Persons identified in Schedule 1.1 to the below-defined Credit Agreement (together with DBM Global, collectively, jointly and severally, the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor in interest to Wells Fargo Credit, LLC, formerly known as Wells Fargo Credit, Inc. (the “Lender”), and in light of the following:
W I T N E S S E T H
WHEREAS, the Borrower and the Lender are parties to that certain Fourth Amended and Restated Credit and Security Agreement, dated as of November 30, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Lender make certain amendments to the Credit Agreement; and
WHEREAS, upon the terms and conditions set forth herein, the Lender is willing to make certain amendments to the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement.
2.Amendments to Credit Agreement. Effective as of the Second Amendment Effective Date (as defined below), and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended, along with those certain schedules and exhibits to the Credit Agreement (as so amended, the “Amended Credit Agreement”), as follows:
(a)Section 1.1 of the Credit Agreement is hereby amended by amending and restating the proviso of the definition of “Fixed Charge Coverage Ratio” as follows:
provided, that any such dividends or distributions that are made pursuant to (x) subclause (ii) of the second to last sentence of Section 6.7(a) or (y) the last sentence of Section 6.7(a), shall not in either case constitute “Fixed Charges” for purposes of calculating the Fixed Charge Coverage Ratio to determine Borrower’s compliance with Section 6.2 of this Agreement
(b)Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (xii) of the definition of “Consolidated EBITDA” as follows:
(xii) (A) any adjustments agreed to in a writing expressly referring to this clause (xii) by Lender and Borrower or (B) expenses funded with proceeds of the DDTL that are related to the DDTL and/or the settlement of the Schuff Stockholder Litigation, in an amount (together with the amount of any dividends made using the proceeds of the DDTL) not to exceed $10,000,000 during the term of the Agreement,
LEGAL_US_E # 147564565.6

(c)Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety:

"Daily Three Month LIBOR" means for any day, the rate of interest equal to LIBOR then in effect for delivery for a three (3) month period. When interest is determined in relation to Daily Three Month LIBOR, each change in the interest rate shall become effective each business day that Lender determines that Daily Three Month LIBOR has changed. If such rate of interest is below 0.75%, then the rate determined pursuant to this definition shall be deemed to be 0.75%.
"Floating Rate” means, with respect to all Advances an interest rate equal to the sum of (i) Daily Three Month LIBOR, which interest rate shall change whenever Daily Three Month LIBOR changes, plus (ii) the Margin Amount.

"Term Loan Maximum Amount" means the "Maximum Term Principal Obligations" as defined in the Intercreditor Agreement (as in effect on the date hereof or as amended pursuant to an amendment agreed to in writing by the Lender and the Term Loan Agent (including that certain Second Amendment to Intercreditor Agreement dated as of the Second Amendment Effective Date)).
(d)Section 1.1 of the Credit Agreement is hereby further amended by adding each of the following defined terms in appropriate alphabetical order:
“DDTL” means the delayed draw term loan of up to $10,000,000 provided under the Term Loan Credit Agreement on the Second Amendment Effective Date.
“Margin Amount” means, (a) if the financial statements of the Borrower and its Subsidiaries in accordance with Section 6.1(a) or Section 6.1(b) for the four fiscal quarter period of the Borrower and its Subsidiaries most recently ended demonstrate that the Senior Leverage Ratio of the Borrower and its Subsidiaries as of the end of such four fiscal quarter period or as of such funding date, is less than 2:50:1.00, 1.75% per annum, and (b) if the financial statements of the Borrower and its Subsidiaries in accordance with Section 6.1(a) or Section 6.1(b) for the four fiscal quarter period of the Borrower and its Subsidiaries most recently ended demonstrate that the Senior Leverage Ratio of the Borrower and its Subsidiaries as of the end of such four fiscal quarter period or as of such funding date, is equal to or greater than 2:50:1.00, 2.00% per annum. Any changes to the Margin Amount pursuant to clause (a) or (b) above shall take effect two (2) Business Days after the applicable financial statements are delivered or the funding of such DDTL occurs, as the case may be; provided that, if the Borrowers fail to deliver on a timely basis such financial statements as required under Section 6.1(a) or Section 6.1(b), the Margin Amount shall be as set forth in clause (b) hereof; provided further, that any change in the Margin Amount from the rates set forth in clause (a) above to the rates set forth in clause (b) above shall not take effect until two (2) Business Days after the later of (i) the date on which the applicable financial statements in accordance with Section 6.1(a) or Section 6.1(b) are due, and (ii) the date on which such financial statements are actually delivered. Notwithstanding the foregoing, in the event that any financial statement or calculation described in the foregoing proviso is inaccurate (regardless of whether the Agreement is in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the Margin Amount being calculated in accordance with clause (b) above, then the Margin Amount for such period shall be adjusted retroactively (to the effective date of the increase of the Margin Amount that was based upon the delivery of such inaccurate financial statement or calculation) to reflect the correct Margin Amount, and the Borrower shall promptly make payments to the Lender to reflect such adjustment.

“Schuff Stockholder Litigation” means the class-action lawsuit brought by shareholders of DBM Global challenging the tender offer for the shares of DBM Global that closed on October 6, 2014.
“Second Amendment Effective Date” means the effective date of the Second Amendment to the Fourth Amended and Restated Credit and Security Agreement.
(e)Section 6.2(c) of the Credit Agreement is hereby amended by amending and restating in its entirety as follows:
(c) Minimum Monthly Stop Loss. The Borrower will not permit the Net Loss of Borrower and its Subsidiaries on a consolidated basis to exceed $600,000.00 in the aggregate in any one month or $1,000,000.00 in the aggregate during any two consecutive months during any fiscal year; provided that expenses related to the DDTL and/or the settlement of the Schuff Stockholder Litigation, in an amount (together with the amount of any dividends made using the proceeds of the DDTL) not to exceed $10,000,000 during the term of the Agreement, will be excluded from Net Loss for the purpose of this provision.
(f)Section 6.7(a) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
In addition, on or about the date of the funding of the DDTL under the Term Loan Credit Agreement, a portion of the proceeds of the DDTL may be used by the Borrower to declare and make a dividend or distribution to its shareholders to pay liabilities and expenses associated with the Schuff Stockholder Litigation so long as such dividend or distribution and the use of the proceeds of the DDTL are expressly permitted under the Term Loan Credit Agreement as in effect as of the Second Amendment Effective Date.
3.Waiver of Appraisals. The Lender waives any requirement that appraisals of Inventory and Equipment shall have occurred for the fiscal year ended December 31, 2019. The Borrower agrees that Lender will conduct appraisals on Inventory and Equipment, at the expense of the Borrower, in the fourth quarter of 2020.
4.Waiver of Event of Default. The Lender hereby waives the Event of Default that arose as a result of the Borrower’s failure to deliver the December Monthly Financial Statement on or before the deadline required under Section 6.1(b) of the Credit Agreement (“Specified Event of Default”); provided, that nothing herein, nor any communications among any Loan Party or Lender, shall be deemed a waiver with respect to any Events of Default (other than the Specified Event of Default), or any future failure of any Loan Party to comply fully with any provision of the Credit Agreement or any provision of any other Loan Document, and in no event shall this waiver be deemed to be a waiver of enforcement of any the Lender’s rights or remedies under the Credit Agreement and the other Loan Documents, at law (including under the UCC), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 7.1 of the Loan Agreement, in each case with respect to any other Defaults or Events of Default now existing or hereafter arising. Except as expressly provided herein, the Lender hereby reserves and preserves all of its rights and remedies against any Loan Party under the Credit Agreement and the other Loan Documents, at law (including under the UCC), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 7.1 of the Loan Agreement.

5.Conditions Precedent to Amendment. The satisfaction (or waiver in writing by the Lender) of each of the following shall constitute conditions precedent to the effectiveness of the Amendment (such date being the “Second Amendment Effective Date”):
(a)The Lender shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.
(b)After giving effect to this Amendment, the representations and warranties contained herein, in the Credit Agreement, and in the other Loan Documents, in each case shall be true and correct in all material respects on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date).
(c)No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Person comprising the Borrower, any Guarantor, or the Lender.
(d)No Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date, nor shall either result from the consummation of the transactions contemplated herein.
(e)The Borrower shall pay all fees, costs, expenses and taxes then payable pursuant to the Credit Agreement and Sections 7 and 8 of this Amendment.
(f)The Lender shall have received, in immediately available funds, the Amendment Fee referred to in Section 8 hereof.
(g)The Lender shall have received (i) the Second Amendment Financing Agreement, of even date herewith (the “Second Amendment to Term Loan Credit Agreement”), which amends the Term Loan Credit Agreement and (ii) an amendment to the Intercreditor Agreement, each in form and substance satisfactory to the Lender and duly executed and delivered by the parties thereto.
(h)The “Second Amendment Effective Date” (as defined in the Second Amendment to Term Loan Credit Agreement) shall have occurred.
(i)All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to the Lender.
6.Representations and Warranties. Each Person comprising the Borrower hereby represents and warrants to the Lender as follows:
(a)It (i) is a corporation, or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of the State specified in Schedule 1.1 to the Credit Agreement and is duly licensed and qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary except where failure to be licensed or qualified would not have a material adverse effect on the financial conditions, properties or operations of such Person, and (ii) has all requisite power and authority to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under this Amendment and the other Loan Documents to which it is a party.

(b)The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is or will be a party (i) have been duly authorized by all necessary action, and (ii) do not and will not (A) require any consent or approval of its Owners; (B) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (C) violate any provision of any law, rule or regulation (including Regulation X of the Board of Governors of the Federal Reserve System), or of any order, writ, injunction or decree presently in effect having applicability to such Person or such Person’s Constituent Documents; (D) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which such Person is a party or by which it or its properties may be bound or affected; or (E) result in, or require, the creation or imposition of any Lien (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by such Person.
(c)This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Person that is a party thereto, will be the legally valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.
(d)No Default or Event of Default has occurred and is continuing as of the Second Amendment Effective Date, and no condition exists which constitutes a Default or an Event of Default.
(e)The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect to this Amendment, and the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date).
(f)This Amendment has been entered into without force or duress, of the free will of each Person comprising the Borrower, and the decision of each Person comprising the Borrower to enter into this Amendment is a fully informed decision and such Person is aware of all legal and other ramifications of each decision.
(g)It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder.
7.Payment of Costs and Fees. The Borrower shall pay to the Lender all costs and expenses (including, without limitation, the reasonable fees and expenses of any attorneys retained by the Lender) in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto.
8.Amendment Fee. On or before the date hereof, the Borrower shall pay to the Lender an amendment fee in the amount of $25,000 (“Amendment Fee”) in immediately available funds, which Amendment Fee shall be retained by the Lender. Such Amendment Fee shall be fully earned and non-refundable on the date hereof.

9.Release.
(a)Effective on the date hereof, each person comprising the Borrower, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges the Lender, each of its Affiliates, and each of its successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of the Lender would be liable if such persons or entities were found to be liable to such Person comprising the Borrower (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, occurring prior to the date hereof which relates, directly or indirectly to the Credit Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in this Amendment. As to each and every Claim released hereunder, each Person comprising the Borrower hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”
As to each and every Claim released hereunder, each Person comprising the Borrower also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of Arizona), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.
Each Person comprising the Borrower acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Person comprising the Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(b)Each Person comprising the Borrower, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release. Each Person comprising the Borrower further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of the Lender’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If any Person comprising the Borrower or any of their respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.
10.CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE PROVISION SET FORTH IN SECTION 8.13 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
11.Amendments. This Amendment cannot be altered, amended, changed or modified in any respect except in accordance with Section 8.2 of the Credit Agreement.
12.Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
13.Effect on Loan Documents.
(a)The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of the Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The waivers, consents and modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by the Borrower remains in the sole and absolute discretion of the Lender. To the extent that any terms or provisions of this Amendment conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment shall control.
(b)Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”,

“thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
(c)To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
(d)This Amendment is a Loan Document.
(e)THIS AMENDMENT SHALL BE SUBJECT TO THE RULES OF CONSTRUCTION SET FORTH IN SECTION 1.2 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
14.Entire Agreement. This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
15.Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
16.Reaffirmation of Obligations. Each Person comprising the Borrower hereby (a) acknowledges and reaffirms its obligations owing to the Lender under each Loan Document to which it is a party, and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Each Person comprising the Borrower hereby (i) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Security Documents or any other Loan Document to the Lender as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (ii) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment).
17.Ratification. Each Person comprising the Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as modified hereby.
18.Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

“Borrowers”

DBM GLOBAL INC., a Delaware corporation,
formerly known as Schuff International, Inc.

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President and Chief Financial Officer

SCHUFF STEEL COMPANY, a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President and Chief Financial Officer

SCHUFF STEEL - ATLANTIC, LLC, a Florida
limited liability company

By: Schuff Steel Company, a Delaware corporation, its Managing Member

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President and Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT]

AITKEN MANUFACTURING INC., a Delaware
corporation, formerly known as Schuff Steel - Gulf
Coast, Inc.

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

ON-TIME STEEL MANAGEMENT
HOLDING, INC., a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President and Chief Financial Officer

DBM GLOBAL-NORTH AMERICA INC., a
Delaware corporation, formerly known as Schuff
Holding Co.

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: President

SCHUFF STEEL MANAGEMENT COMPANY
- SOUTHWEST, INC., a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President and Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT]

SCHUFF PREMIER SERVICES LLC, a
Delaware limited liability company

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Manager

DBM GLOBAL HOLDINGS INC., a Delaware
corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: President

PDC SERVICES (USA) INC., a Delaware
corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: President

CB-HORN HOLDINGS, INC., a Delaware
corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT]

GRAYWOLF INDUSTRIAL, INC., a
Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

GRAYWOLF INTEGRATED CONSTRUCTION COMPANY,
a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

TITAN FABRICATORS, INC., a Kentucky corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

MIDWEST ENVIRONMENTAL, INC., a Kentuck
corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

MILCO NATIONAL CONSTRUCTORS, INC., a
Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
[SIGNATURE PAGE TO SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT]

Title: Vice President

M. INDUSTRIAL MECHANICAL, INC., a
Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

INCO SERVICES, a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT]

“Lender”

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:  /s/ Amber Vestal
Name: Amber Vestal
Title: Vice President
[SIGNATURE PAGE TO SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT]